EXHIBIT 99.7

                          REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of February 26, 2001, by and among Oakwood Homes Corporation, a North Carolina corporation (the "Company"), and Credit Suisse First Boston International (the "Holder").

                                     RECITAL

         The Company has issued a Warrant dated February 26, 2001 (the "Warrant") to the Holder, exercisable for 9,534,439 shares of the Company's common stock, par value $0.50 per share (the "Common Stock"); and in connection therewith, the Company has agreed to register the shares of the Common Stock issuable on exercise of the Warrant, upon the terms set forth herein;

         NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth herein, the parties agree as follows:

1.       Demand Registration.

         (a) Request for Registration. At any time, holders of not less than a majority of the Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities (but not less than 10% of the Registrable Securities) on Form S-1 or any similar long-form registration (a "Long-Form Demand Registration"), and the holders of any of the Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities (but not less than that number of shares of Common Stock which have in the aggregate a price of $500,000) on Form S-3 or any similar short-form registration (a "Short-Form Demand Registration"), if available. A request for registration pursuant to this Section 1 (a "Demand Registration") shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration, and any related qualification or compliance, to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

         (b) Registration Statement Form. Registrations under this Section 1 shall be on such appropriate registration form of the Commission as shall be selected by the holders and available to the Company under the Securities Act. The Company agrees to include in any such registration statement all information which, in the opinion of counsel to the Selling Holders and counsel to the Company, is required to be included therein under the Securities Act.

         (c) Limitations on Registration; Expenses.

             (i) The Company shall not be required to effect more than two (2) Long-Form Demand Registrations, exclusive of one (1) Demand Registration for shares to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a "Shelf Registration"), if such is available to the Company at the time of the request for the Shelf Registration.

             (ii) Anything contained herein to the contrary notwithstanding, the Company shall be entitled to use a Short-Form Demand Registration whenever the Company is permitted under applicable law to incorporate by reference financial information required to be included in Form S-3.

             (iii) The Company shall bear the Registration Expenses with respect to the Long-Form Demand Registrations and any Short-Form Demand Registrations.

         (d) Priority on Demand Registrations. On any Demand Registration, all Registrable Securities requested to be included shall be included unless the underwriters advise the Company that all of the Registrable Securities requested to be included may not be sold without affecting the marketability of the offering. In such case, the number of Registrable Securities included in the offering shall be allocated pro rata among the holders of such Registrable Securities, on the basis of the number of Registrable Securities requested by each holder to be included therein. If all Registrable Securities requested to be included in the Demand Registration are so included, the Company may include in the Demand Registration other securities to be sold by other persons, provided that the underwriters advise the Company in writing that in their opinion the inclusion of such other securities will not cause the number of Registrable Securities and other securities to exceed the number which can be sold without adversely affecting the marketability of the offering.

         (e) Effective Registration Statement. Subject to the provisions of
Section 1(f), a Demand Registration shall not be deemed to have been effected
(i) unless a registration statement with respect thereto has become effective,
(ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders.

         (f) Certain Other Matters. For purposes of clause (i) of Section 1(e), should a Demand Registration not become effective because of the failure of the Selling Holders to perform their obligations under this Agreement or the inability of the Selling Holders to reach agreement with the underwriters on price or other customary terms for such transaction, or in the event the Selling Holders withdraw or do not pursue the request for the Demand Registration (in each of the foregoing cases, provided that at such time the Company is in compliance with its obligations under this Agreement), then such Demand Registration shall be deemed to have been effected.

         (g) Shelf Registration. Holder shall give the Company 48 hours prior notice of its intention to sell under the Shelf Registration and shall not sell if the Company exercises its rights under Section 3. The Company will give the Holder notice of any such exercise as soon as practicable but within the 48 hour period in any event. Notices under this Section shall be given by facsimile as provided in Schedule 1 hereto.

2.       Piggyback Registration.

         (a) Right to Piggyback. Whenever the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the holders of the Registrable Securities) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration


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

relating solely to the sale of securities to participants in a Company stock plan, or on Form S-4 with respect to any merger, consolidation or acquisition, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), then the Company shall, at such time, promptly give each holder of Registrable Securities written notice of such registration. Upon the written request of each holder of Registrable Securities given within twenty (20) days after mailing of such notice by the Company in accordance with Section 13(e), the Company shall, subject to the provisions of this Section 2 and Section 6, cause to be registered under the Securities Act all of the Registrable Securities that each such holder has requested to be registered.

         (b) Registration Expenses in Piggyback Registration. In connection with any Piggyback Registration as provided in Section 2(a), the Company shall pay the Registration Expenses.

         (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration behalf of the Company (a "Primary Registration"), and the underwriters advise the Company in writing (with a copy to each Selling Holder) that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration and any other securities requested to be included in such registration. If less than all Registrable Securities requested to be included in the Primary Registration may be so included, the number of Registrable Securities and other securities, if any, included in the Primary Registration shall be allocated pro rata among the holders of the Registrable Securities and the other securities on the basis of the number of Registrable Securities and such other securities requested by each such holder to be included therein.

         (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities other than the holders of Registrable Securities (a "Secondary Registration"), and the underwriters advise the Company in writing (with a copy to each Selling Holder) that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, and (ii) second, the Registrable Securities requested to be included in such registration and any other securities requested to be included in such Registration. If less than all Registrable Securities requested to be included in the Secondary Registration may be so included, the number of Registrable Securities and any such other securities, if any, included in the Secondary Registration shall be allocated pro rata among the holders of the Registrable Securities and such other securities on the basis of the number of Registrable Securities and such other securities requested by each such holder to be included therein.

3.       Company's Right to Postpone or Delay Registration.

         For a period not to exceed an aggregate of 120 days within any two-year period, the Company shall not be obligated to prepare and file, or be prevented from delaying or abandoning, a registration statement pursuant to this Agreement at any time when the Company, in its good faith judgment with advice of counsel, reasonably believes:

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

         (a) that the filing thereof at the time requested, or the offering of Registrable Securities pursuant thereto, would materially and adversely affect
(i) a pending or scheduled public offering of the Company's securities, (ii) an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction by or of the Company, (iii) pre-existing negotiations, discussions or pending proposals with respect to any of the foregoing transactions, or (iv) the financial condition of the Company in view of the disclosures of any pending or threatened litigation, claim, assessment or governmental investigation which may be required thereby; and

         (b) that the failure to disclose any material information with respect to the foregoing would cause a violation of the Securities Act.

4.       Obligations of the Company.

         Whenever required under this Agreement to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective.

         (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, provided that such period need not extend beyond one (1) year after the effective date of the registration statement except in the case of a Shelf Registration, when such period shall be extended to two (2) years.

         (c) Furnish to the Selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

         (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Selling Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

         (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter of such offering. Each Selling Holder shall also enter into and perform its obligations under such agreement.

         (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities of the Corporation are then listed and, if not so listed, to be listed on the NASD automated quotation system.

         (g) Notify each holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in


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

such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         (h) Furnish, at the request of any Selling Holder, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant hereto, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Selling Holders, and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Selling Holders.

5.       Certain Obligations of Selling Holders.

         (a) It shall be a condition precedent to the obligations of the Company to take any action under this Agreement with respect to the Registrable Securities of any Selling Holder that such Selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such holder's Registrable Securities.

         (b) Each holder of Registrable Securities covered by a registration statement agrees that, upon receipt of any notice from the Company under Section 4(g), such holder will forthwith discontinue disposition of Registrable Securities pursuant to such registration statement until such holder's receipt of copies of a supplemented or amended prospectus covering such Registrable Securities, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities current at the time of its receipt of such notice.

6.       Underwriting Requirements.

         In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 2 to include any of the Registrable Securities in such underwriting unless the Selling Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters).

7.       Indemnification.

         In the event any Registrable Securities are included in a registration statement under this Agreement:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each Selling Holder, its officers, directors and partners, any underwriter (as defined in the Securities Act) for such Selling Holder and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (any of the following a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, or the 1934 Act or any state securities law; and the Company will pay to each such Selling Holder, officer, director, partner, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company shall not be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Selling Holder, underwriter or controlling person.

         (b) To the extent permitted by law, each Selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Selling Holder selling securities in such registration statement and any controlling Person of any such underwriter or other Selling Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration; and each such Selling Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this
Section 7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, that, in no event shall any indemnity under this Section 7(b) exceed the gross proceeds from the offering received by such Selling Holder.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

         (d) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such Selling Holder will be required to contribute any amount in excess of the gross proceeds from the offering received by such Holder; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         (f) The obligations of the Company and Selling Holders under this
Section 7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

8.       Reports Under Securities Exchange Act of 1934.

         With a view to making available to the holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a holder to sell securities of the Company to the public without registration, the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

         (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

         (c) furnish to any holder, so long as such holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

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

9.       Transfer of Registration Rights.

         The registration rights under this Agreement may not be transferred by the Holder except (i) to any parent, subsidiary or affiliate of the Holder or
(ii) to any other person who acquires at least 500,000 Registrable Securities; provided, however, that the Company is given written notice from the Holder at the time of such transfer stating the name and address of the transferee and identifying the Registrable Securities with respect to which the rights hereunder are being transferred. As a condition to the effectiveness of any such transfer, (i) the transferee shall agree in writing, upon request of the Company, to be bound by the provisions of this Agreement and (ii) the Company shall be given written notice at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

10.      Termination of Registration Rights.

         The obligations of the Company hereunder shall terminate with respect to any holder of Registrable Securities after such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all such holder's Registrable Securities during a three (3)-month period without registration.

11.      Definitions.

         (a) Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Purchase Agreement.

         (b) For the purposes of this Agreement:

                  "Commission" means the Securities and Exchange Commission or any other governmental authority from time to time administering the Securities Act.

                  "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  "Registrable Securities" means (1) the Common Stock owned, issued or issuable upon exercise of the Warrant, and (2) any securities of the Company issued as (or issuable upon the conversion or exercise of any warrant, rights or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the securities referred to in clause (1). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been transferred in accordance with such registration statement, (b) they shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act, or (c) they shall have ceased to be outstanding.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 1 or 2, including, without limitation, (a) any allocation of salaries and expenses of Company personnel or other general overhead expenses of the Company, or other expenses for the preparation of historical and pro

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

         forma financial statements or other data normally prepared by the Company in the ordinary course of business; (b) all registration, application, filing, listing, transfer and registrar fees; (c) all NASD fees and fees and expenses of registration or qualification of Registrable Securities under state securities or blue sky laws; (d) all word processing, duplicating and printing expenses, messenger and delivery expenses; (e) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of customary "cold comfort" letters required by or incident to such performance and compliance and (f) fees and expenses, up to $10,000, of one counsel to the Selling Holders; provided, however, that in all cases in which the Company is required to pay Registration Expenses hereunder, Registration Expenses shall exclude, and the Selling Holders shall pay, the fees and disbursements of more than one counsel to such sellers, and underwriting discounts and commissions and transfer taxes in respect of the Registrable Securities being registered and expenses of registering or qualifying Registrable Securities under state securities or blue sky laws.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "Selling Holder" means any holder of Registrable Securities that has requested inclusion of Registrable Securities held by such holder in either a Demand Registration or a Piggyback Registration.

12.      Miscellaneous.

         (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to this Holder in this Agreement.

         (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities that would adversely affect the ability of this Holder to include their Registrable Securities in a registration undertaken pursuant to this Agreement.

         (c) Specific Performance; Other Rights. The parties recognize that various of the rights of this Holder under this Agreement are unique and, accordingly, this Holder shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. The Company hereby waives any requirement for security or the posting of any bond in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief.

         (d) Successors and Assigns. Except as otherwise set forth herein, all covenants, agreements and representations made herein shall bind and inure to the benefit of each party hereto, and their respective successors and assigns.

         (e) Notices and Communications. Except as provided in Section 1(g), all notices and other communications which by any provision of this Agreement are required or permitted to be given shall be given in writing and shall be (i) sent by recognized overnight courier or (ii) personally delivered to the receiving party. All such communications shall be sent or delivered

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to the Holder or the Company at the notice address set forth opposite their names on Schedule 1 hereto.

         (f) Amendments and Waivers. Any provision of this Agreement to the contrary notwithstanding, changes in or additions to this Agreement may be made, or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the consent in writing of the holders of at least a majority of the Registrable Securities then outstanding.

         (g) Headings; Counterparts. Headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         (h) Entire Agreement. The parties hereto agree that this Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between them as to such subject matter; and there are no restrictions, agreements, arrangements, oral or written, between any or all of the parties relating to the subject matter hereof which are not fully expressed or referred to herein.

         (i) Gender. Whenever used herein the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders.

         (j) Further Assurances. Each of the parties hereto agrees to execute and deliver those writings and documents reasonably required to more fully carry out the purposes of this Agreement and the transactions contemplated hereby.

         (k) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                                                      [Signature page follows.]


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

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their respective duly authorized officers as of the day and year first above written.


THE COMPANY:                            HOLDER:

Oakwood Homes Corporation               Credit Suisse First Boston International



By:/s/ Robert A. Smith                  By:  /s/ David Bonham
   ----------------------                  ------------------------
       Name:  Robert A. Smith                    Name:  David Bonham
       Title:  Executive Vice President          Title:  Director, Legal and
                                                         Compliance Department

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                                   SCHEDULE 1
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For notices pursuant to Section 1(g):

      If to the Company:                 Facsimile Number: 336-664-3224
                                         Attention:  General Counsel

      If to the Holder:                  Facsimile Number:  44-20-7888-1600 and
                                                            44-20-7890-2317
                                         Attention:  Head of Credit Trading; with copies to Managing
                                         Director - Operations Department and Head of FID - Legal &
                                         Compliance Department

For notices pursuant to Section 12(e):

      If to the Company, to:             Oakwood Homes Corporation
                                         7800 McCloud Road
                                         Greensboro, NC  27425-7081
                                         Attention:  General Counsel

      If to the Holder, at:              Credit Suisse First Boston International
                                         One Cabot Square
                                         London, E14 4QJ
                                         Attention:  Head of Credit Trading; with copies to Managing
                                         Director - Operations Department and Head of FID - Legal &
                                         Compliance Department
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